                      ACORN PRODUCTS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                  (IN THOUSANDS)

                                                                                      DECEMBER 31,
                                                                          -----------------------------------
                                                                               2005                2004
                                                                          ----------------    ---------------

Assets
Current Assets:
    Cash and cash equivalents                                                       $ 451              $ 483
    Accounts Receivable, net                                                       11,607             10,107
    Inventories                                                                    15,272             24,939
    Prepaid expenses and other current assets                                         533                517
                                                                          ----------------    ---------------
Total current assets                                                               27,863             36,046

Property, plant and equipment, net                                                 10,254             10,458
Goodwill                                                                            7,567              7,567
Deferred financing fees                                                             1,226              1,421
Other intangible assets                                                               349                391
                                                                          ----------------    ---------------
Total assets                                                                     $ 47,259           $ 55,883
                                                                          ================    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Debt in default:
        Revolving credit facility                                                $ 10,722                $ -
        Long term debt                                                             25,871                  -
    Revolving credit facility                                                           -             11,856
    Current portion of long-term debt                                                   -                500
    Trade accounts payable                                                          3,972              7,256
    Accrued expenses and other current liabilities                                  6,120              6,153
                                                                          ----------------    ---------------
    Total current liabilities                                                      46,685             25,765
    Long-term debt                                                                      -             25,606
    Accrued pension liability                                                       5,380              4,170
    Other long-term liabilities                                                       637                941
                                                                          ----------------    ---------------
Total liabilities                                                                  52,702             56,482
Redeemable common stock                                                               329                549

STOCKHOLDERS' DEFICIT
Preferred stock                                                                         -                  -
Common stock                                                                       78,741             78,741
Contributed capital stock options                                                     452                452
Accumulated other comprehensive loss - minimum penion liability                   (10,555)            (9,278)
Retained defecit                                                                  (74,410)           (71,063)
                                                                          ----------------    ---------------
Total stockholders' deficit                                                        (5,772)            (1,148)
                                                                          ----------------    ---------------
Total liabilities, redeemable common stock and stockholders' deficit             $ 47,259           $ 55,883
                                                                          ================    ===============

                  ACORN PRODUCTS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                              (IN THOUSANDS)

                                                                                      YEARS ENDED DECEMBER 31,
                                                                           ---------------------------------------------
                                                                              2005             2004            2003
                                                                           ------------    -------------    ------------

Net sales                                                                     $ 84,458         $ 82,692        $ 82,270
Cost of goods sold                                                              70,070           66,536          62,169
                                                                           ------------    -------------    ------------
Gross profit                                                                    14,388           16,156          20,101

Selling, general and administrative expenses                                    10,716           11,503          12,146
Gain on disposal of fixed assets                                                     -              (39)            (49)
                                                                           ------------    -------------    ------------
Operating income                                                                 3,672            4,692           8,004

Interest expense                                                                 6,364            4,423           3,272
Other expense                                                                      782            1,048           1,529
                                                                           ------------    -------------    ------------
(Loss) income from continuing operations before income taxes                    (3,474)            (779)          3,203
Income tax expense                                                                  93                9              60
                                                                           ------------    -------------    ------------
(Loss) income from continuing operations                                        (3,567)            (788)          3,143

Income from discontinued operations (including loss of sale of $272)                 -                -             508
                                                                           ------------    -------------    ------------
Net income (loss)                                                               (3,567)            (788)          3,651
                                                                           ============    =============    ============

                    ACORN PRODUCTS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                (IN THOUSANDS)

                                                                                    YEARS ENDED DECEMBER 31
                                                                         ---------------------------------------------
                                                                             2005             2004           2003
                                                                         ------------     ------------   -------------

OPERATING ACTIVITIES
Net (loss) income                                                           $ (3,567)          $ (788)        $ 3,651
Adjustments to reconcile net (loss) income to net cash
    provided by operating activities:
        Income from discontinued operations                                        -                -            (508)
        Gain on disposal of fixed assets                                           -              (39)            (49)
        Depreciation and amortization                                          2,124            1,978           1,781
        Loss on extinguishment of debt                                             -              455               -
        Allowances for doubtful accounts, sales discounts, and other             (16)            (258)            (21)
        Compensation paid through issuance of common stock                         -              120               -
        Changes in operating assets and liabilities:
            Accounts receivable                                               (1,484)           3,752          (2,164)
            Inventories                                                        9,667              811          (5,682)
            Prepaids and other current assets                                    (15)              (5)             85
            Deferred financing fees                                              195               23             471
            Accounts payable and accrued expenses                             (3,317)          (3,215)          3,405
            Other assets and liabilities                                        (331)            (371)            (44)
                                                                         ------------     ------------   -------------
Net cash provided by continuing operations                                     3,256            2,463             925
Net cash provided by discontinued operations                                       -                -             960
                                                                         ------------     ------------   -------------
Net cash provided by operating activities                                      3,256            2,463           1,885

INVESTING ACTIVITIES
Purchase of fixed assets                                                      (1,919)          (2,807)         (3,579)
Proceeds from sale of fixed assets                                                 -               58             173
Proceeds from sale of discontinued operations                                      -                -           3,065
                                                                         ------------     ------------   -------------
Net cash used in investing activities                                         (1,919)          (2,749)           (341)

FINANCING ACTIVITES
Payments on term loans                                                          (500)          (1,213)         (3,215)
Borrowings on term loans                                                         265           16,534           1,500
(Repayments) borrowings on revolver, net                                      (1,134)           1,160           1,354
Payments for redemptions of common stock                                           -              (50)         (1,526)
Return of capital                                                                  -          (16,500)              -
                                                                         ------------     ------------   -------------
Net cash used in financing activities                                         (1,369)             (69)         (1,887)
                                                                         ------------     ------------   -------------
Net decrease in cash                                                             (32)            (355)           (343)
Cash at beginning of period                                                      483              838           1,181
                                                                         ------------     ------------   -------------
Cash at end of period                                                          $ 451            $ 483           $ 838
                                                                         ============     ============   =============

                      ACORN PRODUCTS, INC. AND SUBSIDIARIES
                  RECONCILIATION OF NET (LOSS) INCOME TO EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                         YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                                   2005               2004             2003
                                                              -------------    -----------------  -------------

Net (loss) income                                               $ (3,567)            $ (788)         $ 3,651

Depreciation                                                       2,124              1,978            1,781
Other expense                                                        782              1,048            1,529
Gain on disposal of fixed assets                                       -                (39)             (49)
Interest expense                                                   6,364              4,423            3,272
Income tax expense                                                    93                  9               60
                                                              ----------       ------------       ----------
EBITDA (a)                                                         5,796              6,631           10,244

Adjustments to EBITDA
Income from discontinued operations (b)                                -                  -             (508)
                                                              ----------       ------------       ----------
Adjusted EBITDA (a)                                              $ 5,796            $ 6,631          $ 9,736
                                                              ==========       ============       ==========

(a) "EBITDA" is calculated as net income before income tax expense, interest expense, other expense and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for income from discontinued operations. Adjusted EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) During 2003, Acorn completed the sale of its custom injection molding business. This business generated approximately $4.9 million of net sales and approximately $0.8 million of income before taxes.